TEXAS PROMISSORY NOTE

 $20,000,000.00
                                              ----------------------, 1999

        1. DEBT AND PAYMENT. For Value Received, the undersigned, Tanger Properties Limited Partnership (the "Borrower"), a North Carolina limited partnership whose sole general partner is Tanger Factory Outlet Centers, Inc., a North Carolina corporation hereby promises to pay to the order of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (the "Lender"), a Massachusetts corporation, at its Home Office at John Hancock Place, Boston, Massachusetts 02117, or at such other place, or to such other party or parties, as the holder of this Note may from time to time designate in writing, the principal sum of Twenty Million Dollars ($20,000,000.00) (the "Loan") with interest to be computed from the date of disbursement of the proceeds of the Loan at the rate of seven and seven-eighths percent (7.875%) per annum, payable on the first day of each and every month beginning May 1, 1999, upon all principal remaining from time to time unpaid; principal and interest to be paid in installments as follows: One Hundred Fifty-two Thousand Seven Hundred Ten and 79/100ths Dollars ($152,710.79) on May 1, 1999 and a like amount on the first day of each and every month thereafter through April 1, 2009 (the "Maturity Date"), inclusive; provided, however, that the amount of the final payment aforesaid shall be for the amount of principal and interest then remaining unpaid. If the Loan proceeds are not disbursed on the first day of a month, then interest only at the rate specified above from and including the date of disbursement of the Loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement.

        The Loan is secured by the Texas Deed of Trust and Security Agreement (the "Texas Deed of Trust"), creating liens and security interests on property in Hays County, Texas, and the Texas Assignment of Leases (the "Texas Assignment"), both of even date herewith. Also given in connection with the Loan is the Texas Indemnification Agreement (the "Texas Indemnification"), also of even date herewith. This Note, the Texas Deed of Trust, the Texas Assignment and the Texas Indemnification are hereinafter referred to collectively as the "Loan Documents". The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for personal, family or household use.

        Unless Lender elects otherwise, all sums received by Lender in payment under this Note shall be applied first to late charges, costs of collection or enforcement, expenditures by Lender pursuant to the Loan Documents and similar amounts, if any, due under this Note or under the other Loan Documents or the Related Loan Documents (as hereinafter defined), then to interest due and payable under this Note, and the remainder to principal due and payable under this Note.

        2. RELATED LOANS. The Loan evidenced and secured by the Loan Documents is made simultaneously with four other loans by Lender to Borrower, all evidenced by four (4) notes of even date herewith in the following amounts (the "Related Notes") and secured by first mortgages (or deeds of trust) on factory outlet centers at the following locations, which loans are hereinafter referred to collectively as the "Related Loans", the Related Notes and the other instruments evidencing and securing the Related Loans (other than the Loan Documents) being referred to collectively as the "Related Loan Documents":


    Location of Center                                    Amount of Loan
    ------------------                                   ---------------
    West Branch, Ogemaw County, Michigan                  $ 7,475,000.00
    Kittery, York County, Maine                             6,700,000.00
    Dalton, Whitfield County, Georgia                      11,775,000.00
    Williamsburg, Iowa County, Iowa                        20,550,000.00

        3. PERMITTED PREPAYMENT. Except as provided below, Borrower may not prepay the principal balance of this Note in whole or in part.

        Borrower may, on any scheduled payment date on or after April 1, 2003, and subject to giving Lender not less than thirty (30) days nor more than ninety
(90) days prior written notice, prepay the entire unpaid principal amount of this Note together with any and all accrued interest and other sums due hereunder and under any of the other Loan Documents, subject to a prepayment premium described below and subject to and in accordance with the following terms and conditions:

        A. It shall be a pre-condition of any such prepayment: (i) that all of the Related Loans shall be prepaid in full in accordance with the terms of their respective Related Loan Documents simultaneously with the prepayment in full on the Loan, or (ii) if no uncured default exists under the Loan or under any of the Related Loans, that Lender shall, in its sole reasonable discretion, allow the Loan, either alone or together with one or more of the Related Loans, to be prepaid in full, provided (a) that the Related Loans which are not then being prepaid (hereinafter the "Remaining Related Loans") shall have a ratio of outstanding principal balance to value of the properties securing the Remaining Related Loans that, in the aggregate, is less than or equal to sixty percent (60%) (such loan to value ratio to be determined as hereinafter provided), and (b) that the aggregate net operating income ("Net Operating Income") from the properties securing the Remaining Related Loans shall equal or exceed 1.30 times the total debt service payable under the Remaining Related Loans and under any loans ("junior loans") secured by liens junior to those of the Remaining Related Loans (without any implication that junior loans are permitted under the Loan Documents or the Related Loan Documents) (such ratio is hereinafter referred to as "required debt service coverage" and shall be determined by Lender, in its sole discretion, as hereinafter provided).

       B. For purposes of the preceding paragraph, property values shall be determined, at Borrower's election, by one of the following methods: (i) by an appraisal performed by an appraiser mutually acceptable to Borrower and Lender with experience in the appraisal of retail shopping center properties and who is a Member of the Appraisal Institute, at Borrower's expense, (ii) by a totally arm's-length bona fide third party offer to purchase the property in question, subject to approval by Lender, or (iii) by capitalizing Net Operating Income at a nine and one-half percent (9.5%) capitalization rate. The Net Operating Income of such property is to be calculated by the following formula:

               (a) Annualized base rent determined from base rent actually received in the most recent three (3) month period under then existing leases;

               (b) Less customary non-reimbursed operating expenses at market rates then currently applicable to factory outlet centers;

               (c) Less a reserve equal to ten cents ($.10) times the number of gross leasable square feet of floor area of the buildings on the subject property.

               For purposes of determining whether the required debt service coverage test is satisfied by the Net Operating Income from the properties securing the Remaining Related Loans, the Net Operating Income of all remaining properties, determined in accordance with the foregoing formula, shall be divided by the annual debt service payable under the Remaining Related Loans (and any junior loans) secured by those properties.

     C. If the conditions set forth in this Section 3 are satisfied, the prepayment premium with respect to the Loan shall be equal to the greater of: (i) the positive amount, if any, equal to (a) the sum of the present values of all scheduled payments due under this Note from the date on which prepayment is to be made (the "Prepayment Date") to and including the maturity date of this Note, less (b) the principal balance of this Note immediately prior to ---- such prepayment; or (ii) an amount equal to one percent (1%) of the principal balance of this Note immediately prior to such prepayment. All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the maturity date of this Note, as established in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the Prepayment Date.

               Provided no default existing under any of the Loan Documents or Related Loan Documents, the prepayment premium shall not be applicable to a prepayment resulting from Lender's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

               No partial prepayment shall be allowed.

        The principal balance of this Note may be prepaid in full without premium during the last one hundred twenty (120) days of the term of this Note.

        4. INTEREST AFTER DEFAULT; ACCELERATION. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants or agreements of this Note, or of any of the other Loan Documents, or of any of the Related Loan Documents, including, without limitation, failure to make payment in full of all amounts due under this Note or any of the other Loan Documents or under any Related Loan Documents, by the Maturity Date, the undersigned further promises to pay, on each monthly payment date, additional interest on the principal balance of this Note then outstanding at the rate representing the difference between the aforesaid rate and twelve and seven-eighths percent (12.875%) per annum, provided that any additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default. Upon any default under this Note, the other Loan Documents, or the Related Loan Documents which shall continue uncured after the expiration of any applicable notice or cure period, the holder of this Note may apply payments received on any amounts due hereunder or under the terms of the Loan Documents or the Related Loan Documents as said holder may determine and, if the holder of this Note so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest and all other amounts due hereunder shall at once become due and payable.

        5. PAYMENT AFTER DEFAULT AND ACCELERATION. Borrower acknowledges that the Loan evidenced hereby was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term of the Loan. Therefore, whenever the maturity of the Loan has been accelerated by reason of a default under this Note, any of the other Loan Documents or the Related Loan Documents which has continued uncured beyond the expiration of any applicable notice or cure period, which default occurs prior to the time period, if any, in which prepayment is allowed, including an acceleration by reason of sale, conveyance, further encumbrance or other default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under this Note and the Loan Documents (subject, however, to all provisions of the Loan Documents limiting interest payable under the Loan to the maximum amount permitted by applicable law), a premium equal to the greater of:

        A.     The sum obtained by:

               (i) Multiplying the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of said payment) having the closest matching maturity date to the Maturity Date from the interest rate on this Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining in the term of this Note, divided by twelve; and

               (ii) Adding an amount equal to five percent (5%) of the then outstanding principal balance; or

        B. An amount equal to ten percent (10%) of the then outstanding principal balance.

        In the event such default or acceleration occurs on or after the date on which prepayment is permitted under Section 3 of this Note and the preconditions to such prepayment set forth in Section 3(A) are satisfied, then in lieu of the above-described premium, payment of a premium calculated in the manner set forth in Section 3(C), shall be required. In the event the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Lender's reasonable determination, and used in calculating the premium hereunder.

        A tender of the amount necessary to satisfy the entire indebtedness evidenced hereby, paid at any time following such default or acceleration, including at a foreclosure sale, shall be deemed a voluntary prepayment, and, at Lender's option, such payment shall include a premium as described above.

        6. WAIVERS. The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, and notice of acceleration, and agrees to pay all costs of collection when incurred, including attorneys' and paralegals' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in every Loan Document. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of any of the undersigned not a party to such agreement. Notwithstanding any provision herein or in any Loan Document, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Texas.

        7. LIMITATION ON LIABILITY. In any action brought to enforce the obligation of the parties executing the Loan Documents to pay the indebtedness or perform the other obligations evidenced or secured by the Loan Documents, the judgment or decree shall be enforceable against such parties only to the extent of their interests in the properties, rights, estates and interests covered by the Texas Deed of Trust, the other Loan Documents and the Related Loan Documents (all such properties, rights, estates and interests are hereinafter referred to as the "Security"), and any such judgment shall not be subject to execution on, nor be a lien on, assets of such parties other than their interests in the Security. Notwithstanding the foregoing, Borrower shall be personally liable to Lender for: (i) fraud, intentional misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of security deposits, insurance proceeds, or condemnation awards or other sums of like nature to condemnation awards; (iv) liability under any environmental covenants, conditions and indemnity contained in the Loan Documents or Related Loan Documents and in any separate environmental indemnity agreement;

(v) failure to pay real estate taxes or assessments, or failure to pay valid mechanic's liens; (vi) reasonable attorneys' fees, court costs and other expenses incurred by Lender if Lender prevails in any legal matter; and (vii) after a default which has continued uncured beyond the expiration of any applicable notice or cure period, misapplication of any rents and other payments, including, without limitation, both base and percentage rents, contributions of tenants and lease termination fees, received from tenants under space leases of the Security.

        8. SECURITY, CROSS-DEFAULT, CROSS-COLLATERALIZATION, GOVERNING LAW. This
Note is given for a loan of Twenty Million Dollars ($20,000,000.00) and is secured by (i) the Texas Deed of Trust; (ii) the Texas Assignment; (iii) the other Loan Documents other than this Note; and (iv) the Related Loan Documents other than the Related Notes. The Loan and the Related Loans are all secured by, and are entitled to the benefits of, the Texas Deed of Trust, the Texas Assignment, the other Loan Documents and the Related Loan Documents. It is the express intention of Borrower and Lender that the Loan and each of the Related Loans be, and they hereby are, cross-defaulted and cross-collateralized. Accordingly, a default under this Note or the other Loan Documents will constitute an event of default under the Related Loan Documents, and a default under any of the Related Loan Documents will constitute an event of default under this Note and the other Loan Documents. This Note shall be governed by and construed in accordance with the laws of the State of Texas.

        WITNESS the execution and delivery hereof under seal on the day and year first above written.

                                         TANGER PROPERTIES LIMITED
                                         PARTNERSHIP

                                    By:    Tanger  Factory  Outlet  Centers,
                                              Inc.,  Its Sole General Partner

  Attest:-----------------------              By:------------------------------
        Secretary/Assistant Secretary
        Attest and Witness                    Name: Stanley K. Tanger

                                              Title: Chairman of the Board and
(Corporate Seal)                                     Chief Executive Officer

                                     IOWA PROMISSORY NOTE

 $20,550,000.00                                      -----------------, 1999

        1. Debt and Payment. For Value Received, the undersigned, Tanger Properties Limited Partnership, a North Carolina limited partnership (the "Borrower") hereby promises to pay to the order of John Hancock Mutual Life Insurance Company (the "Lender"), a Massachusetts corporation, at its Home Office at John Hancock Place, Boston, Massachusetts 02117, or at such other place, or to such other party or parties, as the holder of this Note may from time to time designate in writing, the principal sum of Twenty Million Five Hundred Fifty Thousand Dollars ($20,550,000.00) (the "Loan") with interest to be computed from the date of disbursement of the proceeds of the Loan at the rate of seven and seven-eighths percent (7.875%) per annum, payable on the first day of each and every month beginning May 1, 1999, upon all principal remaining from time to time unpaid; principal and interest to be paid in installments as follows: One Hundred Fifty-six Thousand Nine Hundred Ten and 34/100ths Dollars ($156,910.34) on May 1, 1999 and a like amount on the first day of each and every month thereafter through April 1, 2009 (the "Maturity Date"), inclusive; provided, however, that the amount of the final payment aforesaid shall be for the amount of principal and interest then remaining unpaid. If the Loan proceeds are not disbursed on the first day of a month, then interest only at the rate specified above from and including the date of disbursement of the Loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement.

        The Loan is secured by the Iowa Mortgage Security Agreement and Fixture Financing Statement (the "Iowa Mortgage") and the Iowa Assignment of Leases and Rents (the "Iowa Assignment"), both of even date herewith. Also given in connection with the Loan is the Iowa Indemnification Agreement (the "Iowa Indemnification"), also of even date herewith. This Note, the Iowa Mortgage, the Iowa Assignment and the Iowa Indemnification are hereinafter referred to collectively as the "Loan Documents".

        Unless Lender elects otherwise, all sums received by Lender in payment under this Note shall be applied first to late charges, costs of collection or enforcement, expenditures by Lender pursuant to the Loan Documents and similar amounts, if any, due under this Note or under the other Loan Documents or the Related Loan Documents (as hereinafter defined), then to interest due and payable under this Note, and the remainder to principal due and payable under this Note.

        2. Related Loans. The Loan evidenced and secured by the Loan Documents is made simultaneously with four other loans by Lender to Borrower, all evidenced by four (4) notes of even date herewith in the following amounts (the "Related Notes") and secured by first mortgages (or deeds of trust) on factory outlet centers at the following locations, which loans are hereinafter referred to collectively as the "Related Loans", the Related Notes and the other instruments evidencing and securing the Related Loans (other than the Loan Documents) being referred to collectively as the "Related Loan Documents":

   Location of Center                                   Amount of Loan
   ------------------                                  ----------------

   San Marcos, Hays County, Texas                         $20,000,000.00
   West Branch, Ogemaw County, Michigan                     7,475,000.00
   Kittery, York County, Maine                              6,700,000.00
   Dalton, Whitfield County, Georgia                       11,775,000.00

        3. Permitted Prepayment. Except as provided below, Borrower may not prepay the principal balance of this Note in whole or in part.

        Borrower may, on any scheduled payment date on or after April 1, 2003, and subject to giving Lender not less than thirty (30) days nor more than ninety
(90) days prior written notice, prepay the entire unpaid principal amount of this Note together with any and all accrued interest and other sums due hereunder and under any of the other Loan Documents, subject to a prepayment premium described below and subject to and in accordance with the following terms and conditions:

       A. It shall be a pre-condition of any such prepayment: (i) that all of the Related Loans shall be prepaid in full in accordance with the terms of their respective Related Loan Documents simultaneously with the prepayment in full on the Loan, or (ii) if no uncured default exists under the Loan or under any of the Related Loans, that Lender shall, in its sole reasonable discretion, allow the Loan, either alone or together with one or more of the Related Loans, to be prepaid in full, provided (a) that the Related Loans which are not then being prepaid (hereinafter the "Remaining Related Loans") shall have a ratio of outstanding principal balance to value of the properties securing the Remaining Related Loans that, in the aggregate, is less than or equal to sixty percent (60%) (such loan to value ratio to be determined as hereinafter provided), and (b) that the aggregate net operating income ("Net Operating Income") from the properties securing the Remaining Related Loans shall equal or exceed 1.30 times the total debt service payable under the Remaining Related Loans and under any loans ("junior loans") secured by liens junior to those of the Remaining Related Loans (without any implication that junior loans are permitted under the Loan Documents or the Related Loan Documents) (such ratio is hereinafter referred to as "required debt service coverage" and shall be determined by Lender, in its sole discretion, as hereinafter provided).

        B. For purposes of the preceding paragraph, property values shall be determined, at Borrower's election, by one of the following methods: (i) by an appraisal performed by an appraiser mutually acceptable to Borrower and Lender with experience in the appraisal of retail shopping center properties and who is a Member of the Appraisal Institute, at Borrower's expense, (ii) by a totally arm's-length bona fide third party offer to purchase the property in question, subject to approval by Lender, or (iii) by capitalizing Net Operating Income at a nine and one-half percent

                (9.5%) capitalization rate. The Net Operating Income of such property is to be calculated by the following formula:


               (a) Annualized base rent determined from base rent actually received in the most recent three (3) month period under then existing leases;

               (b) Less customary non-reimbursed operating expenses at market rates then currently applicable to factory outlet centers;

               (c) Less a reserve equal to ten cents ($.10) times the number of gross leasable square feet of floor area of the buildings on the subject property.

               For purposes of determining whether the required debt service coverage test is satisfied by the Net Operating Income from the properties securing the Remaining Related Loans, the Net Operating Income of all remaining properties, determined in accordance with the foregoing formula, shall be divided by the annual debt service payable under the Remaining Related Loans (and any junior loans) secured by those properties.

        C. If the conditions set forth in this Section 3 are satisfied, the prepayment premium with respect to the Loan shall be equal to the greater of: (i) the positive amount, if any, equal to (a) the sum of the present values of all scheduled payments due under this Note from the date on which prepayment is to be made (the "Prepayment Date") to and including the maturity date of this Note, less (b) the principal balance of this Note immediately prior to such prepayment; or (ii) an amount equal to one percent (1%) of the principal balance of this Note immediately prior to such prepayment. All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the maturity date of this Note, as established in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the Prepayment Date.

               Provided no default existing under any of the Loan Documents or Related Loan Documents, the prepayment premium shall not be applicable to a prepayment resulting from Lender's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

               No partial prepayment shall be allowed.

        The principal balance of this Note may be prepaid in full without premium during the last one hundred twenty (120) days of the term of this Note.

        4. Interest After Default; Acceleration. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants or agreements of this Note, or of any of the other Loan Documents, or of any of the Related Loan Documents, including, without limitation, failure to make payment in full of all amounts due under this Note or any of the other Loan Documents or under any Related Loan Documents, by the Maturity Date, the undersigned further promises to pay, on each monthly payment date, additional interest on the principal balance of this Note then outstanding at the rate representing the difference between the aforesaid rate and twelve and seven-eighths percent (12.875%) per annum, provided that any additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default. Upon any default under this Note, the other Loan Documents, or the Related Loan Documents which shall continue uncured after the expiration of any applicable notice or cure period, the holder of this Note may apply payments received on any amounts due hereunder or under the terms of the Loan Documents or the Related Loan Documents as said holder may determine and, if the holder of this Note so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest and all other amounts due hereunder shall at once become due and payable.

        5. Payment After Default And Acceleration. Borrower acknowledges that the Loan evidenced hereby was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term of the Loan. Therefore, whenever the maturity of the Loan has been accelerated by reason of a default under this Note, any of the other Loan Documents or the Related Loan Documents which has continued uncured beyond the expiration of any applicable notice or cure period, which default occurs prior to the time period, if any, in which prepayment is allowed, including an acceleration by reason of sale, conveyance, further encumbrance or other default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under this Note and the Loan Documents, a premium equal to the greater of:

        A.     The sum obtained by:

               (i) Multiplying the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of said payment) having the closest matching maturity date to the Maturity Date from the interest rate on this Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining in the term of this Note, divided by twelve; and

               (ii) Adding an amount equal to five percent (5%) of the then outstanding principal balance; or

        B. An amount equal to ten percent (10%) of the then outstanding principal balance.

        In the event such default or acceleration occurs on or after the date on which prepayment is permitted under Section 3 of this Note and the preconditions to such prepayment set forth in Section 3(A) are satisfied, then in lieu of the above-described premium, payment of a premium calculated in the manner set forth in Section 3(C), shall be required. In the event the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Lender's reasonable determination, and used in calculating the premium hereunder.

        A tender of the amount necessary to satisfy the entire indebtedness evidenced hereby, paid at any time following such default or acceleration, including at a foreclosure sale, shall be deemed a voluntary prepayment, and, at Lender's option, such payment shall include a premium as described above.

        6. Waivers. The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, and notice of acceleration, and agrees to pay all costs of collection when incurred, including attorneys' and paralegals' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in every Loan Document. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of any of the undersigned not a party to such agreement. Notwithstanding any provision herein or in any Loan Document, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Iowa.

        7. Limitation on Liability. In any action brought to enforce the obligation of the parties executing the Loan Documents to pay the indebtedness or perform the other obligations evidenced or secured by the Loan Documents, the judgment or decree shall be enforceable against such parties only to the extent of their interests in the properties, rights, estates and interests covered by the Iowa Mortgage, the other Loan Documents and the Related Loan Documents (all such properties, rights, estates and interests are hereinafter referred to as the "Security"), and any such judgment shall not be subject to execution on, nor be a lien on, assets of such parties other than their interests in the Security. Notwithstanding the foregoing, Borrower shall be personally liable to Lender for: (i) fraud, intentional misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates;
(iii) any misapplication of security deposits, insurance proceeds, or condemnation awards or other sums of like nature to condemnation awards; (iv) liability under any environmental covenants, conditions and indemnity contained in the Loan Documents or Related Loan Documents and in any separate environmental indemnity agreement; (v) failure to pay real estate taxes or assessments, or failure to pay valid mechanic's liens; (vi) reasonable attorneys' fees, court costs and other expenses incurred by Lender if Lender prevails in any legal matter; and (vii) after a default which has continued uncured beyond the expiration of any applicable notice or cure period, misapplication of any rents and other payments, including, without limitation, both base and percentage rents, contributions of tenants and lease termination fees, received from tenants under space leases of the Security.

        8. Security, Cross-Default, Cross-Collateralization, Governing Law. This
Note is given for a loan of Twenty Million Five Hundred Fifty Thousand Dollars ($20,550,000.00) and is secured by (i) the Iowa Mortgage; (ii) the Iowa Assignment; (iii) the other Loan Documents other than this Note; and (iv) the Related Loan Documents other than the Related Notes. The Loan and the Related Loans are all secured by, and are entitled to the benefits of, the Iowa Mortgage, the Iowa Assignment, the other Loan Documents and the Related Loan Documents. It is the express intention of Borrower and Lender that the Loan and each of the Related Loans be, and they hereby are, cross-defaulted and cross-collateralized. Accordingly, a default under this Note or the other Loan Documents will constitute an event of default under the Related Loan Documents, and a default under any of the Related Loan Documents will constitute an event of default under this Note and the other Loan Documents. This Note shall be governed by and construed in accordance with the laws of the State of Iowa.

        WITNESS the execution and delivery hereof under seal on the day and year first above written.

                                        TANGER PROPERTIES LIMITED
                                        PARTNERSHIP

                                     By:    Tanger  Factory  Outlet  Centers,
                                               Inc.,  Its Sole General Partner




        Attest:-------------------                       By:--------------------
        Secretary/Assistant Secretary
        Attest and Witness                               Name: Stanley K. Tanger

                                                    Title: Chairman of the Board
                                                     and Chief Executive Officer

(Corporate Seal)

                                     MAINE PROMISSORY NOTE

 $6,700,000.00                                      -------------------, 1999

        1. Debt and Payment. For Value Received, the undersigned, Tanger Properties Limited Partnership, a North Carolina limited partnership (the "Borrower") hereby promises to pay to the order of John Hancock Mutual Life Insurance Company (the "Lender"), a Massachusetts corporation, at its Home Office at John Hancock Place, Boston, Massachusetts 02117, or at such other place, or to such other party or parties, as the holder of this Note may from time to time designate in writing, the principal sum of Six Million Seven Hundred Thousand Dollars ($6,700,000.00) (the "Loan") with interest to be computed from the date of disbursement of the proceeds of the Loan at the rate of seven and seven-eighths percent (7.875%) per annum, payable on the first day of each and every month beginning May 1, 1999, upon all principal remaining from time to time unpaid; principal and interest to be paid in installments as follows: Fifty-One Thousand One Hundred Fifty-eight and 12/100ths Dollars ($51,158.12) on May 1, 1999 and a like amount on the first day of each and every month thereafter through April 1, 2009 (the "Maturity Date"), inclusive; provided, however, that the amount of the final payment aforesaid shall be for the amount of principal and interest then remaining unpaid. If the Loan proceeds are not disbursed on the first day of a month, then interest only at the rate specified above from and including the date of disbursement of the Loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement.

        The Loan is secured by the Maine Mortgage Deed and Security Agreement (the "Maine Mortgage") and the Maine Assignment of Leases and Rents (the "Maine Assignment"), both of even date herewith. Also given in connection with the Loan is the Maine Indemnification Agreement (the "Maine Indemnification"), also of even date herewith. This Note, the Maine Mortgage, the Maine Assignment and the Maine Indemnification are hereinafter referred to collectively as the "Loan Documents".

        Unless Lender elects otherwise, all sums received by Lender in payment under this Note shall be applied first to late charges, costs of collection or enforcement, expenditures by Lender pursuant to the Loan Documents and similar amounts, if any, due under this Note or under the other Loan Documents or the Related Loan Documents (as hereinafter defined), then to interest due and payable under this Note, and the remainder to principal due and payable under this Note.

        2. Related Loans. The Loan evidenced and secured by the Loan Documents is made simultaneously with four other loans by Lender to Borrower, all evidenced by four (4) notes of even date herewith in the following amounts (the "Related Notes") and secured by first mortgages (or deeds of trust) on factory outlet centers at the following locations, which loans are hereinafter referred to collectively as the "Related Loans", the Related Notes and the other instruments evidencing and securing the Related Loans (other than the Loan Documents) being referred to collectively as the "Related Loan Documents":

   Location of Center                                    Amount of Loan

   San Marcos, Hays County, Texas                        $20,000,000.00
   West Branch, Ogemaw County, Michigan                    7,475,000.00
   Dalton, Whitfield County, Georgia                      11,775,000.00
   Williamsburg, Iowa County, Iowa                        20,550,000.00

        3. Permitted Prepayment. Except as provided below, Borrower may not prepay the principal balance of this Note in whole or in part.

        Borrower may, on any scheduled payment date on or after April 1, 2003, and subject to giving Lender not less than thirty (30) days nor more than ninety
(90) days prior written notice, prepay the entire unpaid principal amount of this Note together with any and all accrued interest and other sums due hereunder and under any of the other Loan Documents, subject to a prepayment premium described below and subject to and in accordance with the following terms and conditions:

        A. It shall be a pre-condition of any such prepayment: (i) that all of the Related Loans shall be prepaid in full in accordance with the terms of their respective Related Loan Documents simultaneously with the prepayment in full on the Loan, or (ii) if no uncured default exists under the Loan or under any of the Related Loans, that Lender shall, in its sole reasonable discretion, allow the Loan, either alone or together with one or more of the Related Loans, to be prepaid in full, provided (a) that the Related Loans which are not then being prepaid (hereinafter the "Remaining Related Loans") shall have a ratio of outstanding principal balance to value of the properties securing the Remaining Related Loans that, in the aggregate, is less than or equal to sixty percent (60%) (such loan to value ratio to be determined as hereinafter provided), and (b) that the aggregate net operating income ("Net Operating Income") from the properties securing the Remaining Related Loans shall equal or exceed 1.30 times the total debt service payable under the Remaining Related Loans and under any loans ("junior loans") secured by liens junior to those of the Remaining Related Loans (without any implication that junior loans are permitted under the Loan Documents or the Related Loan Documents) (such ratio is hereinafter referred to as "required debt service coverage" and shall be determined by Lender, in its sole discretion, as hereinafter provided).

         B. For purposes of the preceding paragraph, property values shall be determined, at Borrower's election, by one of the following methods: (i) by an appraisal performed by an appraiser mutually acceptable to Borrower and Lender with experience in the appraisal of retail shopping center properties and who is a Member of the Appraisal Institute, at Borrower's expense, (ii) by a totally arm's-length bona fide third party offer to purchase the property in question, subject to approval by Lender, or (iii) by capitalizing Net Operating Income at a nine and one-half percent (9.5%) capitalization rate. The Net Operating Income of such property is to be calculated by the following formula:

               (a) Annualized base rent determined from base rent actually received in the most recent three (3) month period under then existing leases;

               (b) Less customary non-reimbursed operating expenses at market rates then currently applicable to factory outlet centers;

               (c) Less a reserve equal to ten cents ($.10) times the number of gross leasable square feet of floor area of the buildings on the subject property.

               For purposes of determining whether the required debt service coverage test is satisfied by the Net Operating Income from the properties securing the Remaining Related Loans, the Net Operating Income of all remaining properties, determined in accordance with the foregoing formula, shall be divided by the annual debt service payable under the Remaining Related Loans (and any junior loans) secured by those properties.

        C. If the conditions set forth in this Section 3 are satisfied, the prepayment premium with respect to the Loan shall be equal to the greater of: (i) the positive amount, if any, equal to (a) the sum of the present values of all scheduled payments due under this Note from the date on which prepayment is to be made (the "Prepayment Date") to and including the maturity date of this Note, less (b) the principal balance of this Note immediately prior to such prepayment; or (ii) an amount equal to one percent (1%) of the principal balance of this Note immediately prior to such prepayment. All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the maturity date of this Note, as established in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the Prepayment Date.

               Provided no default existing under any of the Loan Documents or Related Loan Documents, the prepayment premium shall not be applicable to a prepayment resulting from Lender's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

               No partial prepayment shall be allowed.

        The principal balance of this Note may be prepaid in full without premium during the last one hundred twenty (120) days of the term of this Note.

        4. Interest After Default; Acceleration. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants or agreements of this Note, or of any of the other Loan Documents, or of any of the Related Loan Documents, including, without limitation, failure to make payment in full of all amounts due under this Note or any of the other Loan Documents or under any Related Loan Documents, by the Maturity Date, the undersigned further promises to pay, on each monthly payment date, additional interest on the principal balance of this Note then outstanding at the rate representing the difference between the aforesaid rate and twelve and seven-eighths percent (12.875%) per annum, provided that any additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default. Upon any default under this Note, the other Loan Documents, or the Related Loan Documents which shall continue uncured after the expiration of any applicable notice or cure period, the holder of this Note may apply payments received on any amounts due hereunder or under the terms of the Loan Documents or the Related Loan Documents as said holder may determine and, if the holder of this Note so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest and all other amounts due hereunder shall at once become due and payable.

        5. Payment After Default And Acceleration. Borrower acknowledges that the Loan evidenced hereby was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term of the Loan. Therefore, whenever the maturity of the Loan has been accelerated by reason of a default under this Note, any of the other Loan Documents or the Related Loan Documents which has continued uncured beyond the expiration of any applicable notice or cure period, which default occurs prior to the time period, if any, in which prepayment is allowed, including an acceleration by reason of sale, conveyance, further encumbrance or other default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under this Note and the Loan Documents, a premium equal to the greater of:

        A.     The sum obtained by:

               (i) Multiplying the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of said payment) having the closest matching maturity date to the Maturity Date from the interest rate on this Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining in the term of this Note, divided by twelve; and

               (ii) Adding an amount equal to five percent (5%) of the then outstanding principal balance; or

        B. An amount equal to ten percent (10%) of the then outstanding principal balance.

        In the event such default or acceleration occurs on or after the date on which prepayment is permitted under Section 3 of this Note and the preconditions to such prepayment set forth in Section 3(A) are satisfied, then in lieu of the above-described premium, payment of a premium calculated in the manner set forth in Section 3(C), shall be required. In the event the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Lender's reasonable determination, and used in calculating the premium hereunder.

        A tender of the amount necessary to satisfy the entire indebtedness evidenced hereby, paid at any time following such default or acceleration, including at a foreclosure sale, shall be deemed a voluntary prepayment, and, at Lender's option, such payment shall include a premium as described above.

        6. Waivers. The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, and notice of acceleration, and agrees to pay all costs of collection when incurred, including attorneys' and paralegals' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in every Loan Document. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of any of the undersigned not a party to such agreement. Notwithstanding any provision herein or in any Loan Document, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Maine.

        7. Limitation on Liability. In any action brought to enforce the obligation of the parties executing the Loan Documents to pay the indebtedness or perform the other obligations evidenced or secured by the Loan Documents, the judgment or decree shall be enforceable against such parties only to the extent of their interests in the properties, rights, estates and interests covered by the Maine Mortgage, the other Loan Documents and the Related Loan Documents (all such properties, rights, estates and interests are hereinafter referred to as the "Security"), and any such judgment shall not be subject to execution on, nor be a lien on, assets of such parties other than their interests in the Security. Notwithstanding the foregoing, Borrower shall be personally liable to Lender for: (i) fraud, intentional misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates;
(iii) any misapplication of security deposits, insurance proceeds, or condemnation awards or other sums of like nature to condemnation awards; (iv) liability under any environmental covenants, conditions and indemnity contained in the Loan Documents or Related Loan Documents and in any separate environmental indemnity agreement; (v) failure to pay real estate taxes or assessments, or failure to pay valid mechanic's liens; (vi) reasonable attorneys' fees, court costs and other expenses incurred by Lender if Lender prevails in any legal matter; and (vii) after a default which has continued uncured beyond the expiration of any applicable notice or cure period, misapplication of any rents and other payments, including, without limitation, both base and percentage rents, contributions of tenants and lease termination fees, received from tenants under space leases of the Security.

        8. Security, Cross-Default, Cross-Collateralization, Governing Law. This
Note is given for a loan of Six Million Seven Hundred Thousand Dollars ($6,700,000.00) and is secured by (i) the Maine Mortgage; (ii) the Maine Assignment; (iii) the other Loan Documents other than this Note; and (iv) the Related Loan Documents other than the Related Notes. The Loan and the Related Loans are all secured by, and are entitled to the benefits of, the Maine Mortgage, the Maine Assignment, the other Loan Documents and the Related Loan Documents. It is the express intention of Borrower and Lender that the Loan and each of the Related Loans be, and they hereby are, cross-defaulted and cross-collateralized. Accordingly, a default under this Note or the other Loan Documents will constitute an event of default under the Related Loan Documents, and a default under any of the Related Loan Documents will constitute an event of default under this Note and the other Loan Documents. This Note shall be governed by and construed in accordance with the laws of the State of Maine.

        WITNESS the execution and delivery hereof under seal on the day and year first above written.

                                        TANGER PROPERTIES LIMITED
                                        PARTNERSHIP

                                        By:    Tanger  Factory  Outlet  Centers,
                                               Inc.,  Its Sole General Partner



       Attest:---------------------------           By:-------------------------
              Secretary/Assistant Secretary
              Attest and Witness                   Name: Stanley K. Tanger

                                                   Title: Chairman of the Board
                                                    and Chief Executive Officer

(Corporate Seal)

                                   MICHIGAN PROMISSORY NOTE

 $7,475,000.00                                  --------------------, 1999

        1. Debt and Payment. For Value Received, the undersigned, Tanger Properties Limited Partnership, a North Carolina limited partnership (the "Borrower") having a mailing address of P.O. Box 29168, Greensboro, North Carolina 27429 or 1400 West Northwood, Greensboro, North Carolina 27408, hereby promises to pay to the order of John Hancock Mutual Life Insurance Company (the "Lender"), a Massachusetts corporation, at its Home Office at John Hancock Place, Boston, Massachusetts 02117, or at such other place, or to such other party or parties, as the holder of this Note may from time to time designate in writing, the principal sum of Seven Million Four Hundred Seventy-five Thousand Dollars ($7,475,000.00) (the "Loan") with interest to be computed from the date of disbursement of the proceeds of the Loan at the rate of seven and seven-eighths percent (7.875%) per annum, payable on the first day of each and every month beginning May 1, 1999, upon all principal remaining from time to time unpaid; principal and interest to be paid in installments as follows:
Fifty-seven Thousand Seventy-five and 66/100ths Dollars ($57,075.66) on May 1, 1999 and a like amount on the first day of each and every month thereafter through April 1, 2009 (the "Maturity Date"), inclusive; provided, however, that the amount of the final payment aforesaid shall be for the amount of principal and interest then remaining unpaid. If the Loan proceeds are not disbursed on the first day of a month, then interest only at the rate specified above from and including the date of disbursement of the Loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement.

        The Loan is secured by the Michigan Mortgage and Security Agreement (the "Michigan Mortgage") and the Michigan Assignment of Leases and Rents (the "Michigan Assignment"), both of even date herewith. Also given in connection with the Loan is the Michigan Indemnification Agreement (the "Michigan Indemnification"), also of even date herewith. This Note, the Michigan Mortgage, the Michigan Assignment and the Michigan Indemnification are hereinafter referred to collectively as the "Loan Documents".

        Unless Lender elects otherwise, all sums received by Lender in payment under this Note shall be applied first to late charges, costs of collection or enforcement, expenditures by Lender pursuant to the Loan Documents and similar amounts, if any, due under this Note or under the other Loan Documents or the Related Loan Documents (as hereinafter defined), then to interest due and payable under this Note, and the remainder to principal due and payable under this Note.

        2. Related Loans. The Loan evidenced and secured by the Loan Documents is made simultaneously with four other loans by Lender to Borrower, all evidenced by four (4) notes of even date herewith in the following amounts (the "Related Notes") and secured by first mortgages (or deeds of trust) on factory outlet centers at the following locations, which loans are hereinafter referred to collectively as the "Related Loans", the Related Notes and the other instruments evidencing and securing the Related Loans (other than the Loan Documents) being referred to collectively as the "Related Loan Documents":

   Location of Center                                       Amount of Loan

   San Marcos, Hays County, Texas                            $20,000,000.00
   Kittery, York County, Maine                                 6,700,000.00
   Dalton, Whitfield County, Georgia                          11,775,000.00
   Williamsburg, Iowa County, Iowa                            20,550,000.00

        3. Permitted Prepayment. Except as provided below, Borrower may not prepay the principal balance of this Note in whole or in part.

        Borrower may, on any scheduled payment date on or after April 1 , 2003, and subject to giving Lender not less than thirty (30) days nor more than ninety
(90) days prior written notice, prepay the entire unpaid principal amount of this Note together with any and all accrued interest and other sums due hereunder and under any of the other Loan Documents, subject to a prepayment premium described below and subject to and in accordance with the following terms and conditions:

        A. It shall be a pre-condition of any such prepayment: (i) that all of the Related Loans shall be prepaid in full in accordance with the terms of their respective Related Loan Documents simultaneously with the prepayment in full on the Loan, or (ii) if no uncured default exists under the Loan or under any of the Related Loans, that Lender shall, in its sole reasonable discretion, allow the Loan, either alone or together with one or more of the Related Loans, to be prepaid in full, provided (a) that the Related Loans which are not then being prepaid (hereinafter the "Remaining Related Loans") shall have a ratio of outstanding principal balance to value of the properties securing the Remaining Related Loans that, in the aggregate, is less than or equal to sixty percent (60%) (such loan to value ratio to be determined as hereinafter provided), and (b) that the aggregate net operating income ("Net Operating Income") from the properties securing the Remaining Related Loans shall equal or exceed 1.30 times the total debt service payable under the Remaining Related Loans and under any loans ("junior loans") secured by liens junior to those of the Remaining Related Loans (without any implication that junior loans are permitted under the Loan Documents or the Related Loan Documents) (such ratio is hereinafter referred to as "required debt service coverage" and shall be determined by Lender, in its sole discretion, as hereinafter provided).

        B. For purposes of the preceding paragraph, property values shall be determined, at Borrower's election, by one of the following methods: (i) by an appraisal performed by an appraiser mutually acceptable to Borrower and Lender with experience in the appraisal of retail shopping center properties and who is a Member of the Appraisal Institute, at Borrower's expense, (ii) by a totally arm's-length bona fide third party offer to purchase the property in question, subject to approval by Lender, or (iii) by capitalizing Net Operating Income at a nine and one-half percent (9.5%) capitalization rate. The Net Operating Income of such property is to be calculated by the following formula:

               (a) Annualized base rent determined from base rent actually received in the most recent three (3) month period under then existing leases;

               (b) Less customary non-reimbursed operating expenses at market rates then currently applicable to factory outlet centers;

               (c) Less a reserve equal to ten cents ($.10) times the number of gross leasable square feet of floor area of the buildings on the subject property.

               For purposes of determining whether the required debt service coverage test is satisfied by the Net Operating Income from the properties securing the Remaining Related Loans, the Net Operating Income of all remaining properties, determined in accordance with the foregoing formula, shall be divided by the annual debt service payable under the Remaining Related Loans (and any junior loans) secured by those properties.

        C. If the conditions set forth in this Section 3 are satisfied, the prepayment premium with respect to the Loan shall be equal to the greater of: (i) the positive amount, if any, equal to (a) the sum of the present values of all scheduled payments due under this Note from the date on which prepayment is to be made (the "Prepayment Date") to and including the maturity date of this Note, less (b) the principal balance of this Note immediately prior to such prepayment; or (ii) an amount equal to one percent (1%) of the principal balance of this Note immediately prior to such prepayment. All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the maturity date of this Note, as established in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the Prepayment Date.

               Provided no default existing under any of the Loan Documents or Related Loan Documents, the prepayment premium shall not be applicable to a prepayment resulting from Lender's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

               No partial prepayment shall be allowed.

        The principal balance of this Note may be prepaid in full without premium during the last one hundred twenty (120) days of the term of this Note.

        4. Interest After Default; Acceleration. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants or agreements of this Note, or of any of the other Loan Documents, or of any of the Related Loan Documents, including, without limitation, failure to make payment in full of all amounts due under this Note or any of the other Loan Documents or under any Related Loan Documents, by the Maturity Date, the undersigned further promises to pay, on each monthly payment date, additional interest on the principal balance of this Note then outstanding at the rate representing the difference between the aforesaid rate and twelve and seven-eighths percent (12.875%) per annum, provided that any additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default. Upon any default under this Note, the other Loan Documents, or the Related Loan Documents which shall continue uncured after the expiration of any applicable notice or cure period, the holder of this Note may apply payments received on any amounts due hereunder or under the terms of the Loan Documents or the Related Loan Documents as said holder may determine and, if the holder of this Note so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest and all other amounts due hereunder shall at once become due and payable.

        5. Payment After Default And Acceleration. Borrower acknowledges that the Loan evidenced hereby was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term of the Loan. Therefore, whenever the maturity of the Loan has been accelerated by reason of a default under this Note, any of the other Loan Documents or the Related Loan Documents which has continued uncured beyond the expiration of any applicable notice or cure period, which default occurs prior to the time period, if any, in which prepayment is allowed, including an acceleration by reason of sale, conveyance, further encumbrance or other default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under this Note and the Loan Documents, a premium equal to the greater of:

        A.     The sum obtained by:

                (i) Multiplying the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of said payment) having the closest matching maturity date to the Maturity Date from the interest rate on this Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining in the term of this Note, divided by twelve; and

               (ii) Adding an amount equal to five percent (5%) of the then outstanding principal balance; or

        B. An amount equal to ten percent (10%) of the then outstanding principal balance.

        In the event such default or acceleration occurs on or after the date on which prepayment is permitted under Section 3 of this Note and the preconditions to such prepayment set forth in Section 3(A) are satisfied, then in lieu of the above-described premium, payment of a premium calculated in the manner set forth in Section 3(C), shall be required. In the event the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Lender's reasonable determination, and used in calculating the premium hereunder.

        A tender of the amount necessary to satisfy the entire indebtedness evidenced hereby, paid at any time following such default or acceleration, including at a foreclosure sale, shall be deemed a voluntary prepayment, and, at Lender's option, such payment shall include a premium as described above.

        6. Waivers. The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, and notice of acceleration, and agrees to pay all costs of collection when incurred, including attorneys' and paralegals' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in every Loan Document. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of any of the undersigned not a party to such agreement. Notwithstanding any provision herein or in any Loan Document, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Michigan.

        7. Limitation on Liability. In any action brought to enforce the obligation of the parties executing the Loan Documents to pay the indebtedness or perform the other obligations evidenced or secured by the Loan Documents, the judgment or decree shall be enforceable against such parties only to the extent of their interests in the properties, rights, estates and interests covered by the Michigan Mortgage, the other Loan Documents and the Related Loan Documents (all such properties, rights, estates and interests are hereinafter referred to as the "Security"), and any such judgment shall not be subject to execution on, nor be a lien on, assets of such parties other than their interests in the Security. Notwithstanding the foregoing, Borrower shall be personally liable to Lender for: (i) fraud, intentional misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of security deposits, insurance proceeds, or condemnation awards or other sums of like nature to condemnation awards; (iv) liability under any environmental covenants, conditions and indemnity contained in the Loan Documents or Related Loan Documents and in any separate environmental indemnity agreement; (v) failure to pay real estate taxes or assessments, or failure to pay valid mechanic's liens; (vi) reasonable attorneys' fees, court costs and other expenses incurred by Lender if Lender prevails in any legal matter; and (vii) after a default which has continued uncured beyond the expiration of any applicable notice or cure period, misapplication of any rents and other payments, including, without limitation, both base and percentage rents, contributions of tenants and lease termination fees, received from tenants under space leases of the Security.

        8. Security, Cross-Default, Cross-Collateralization, Governing Law. This
Note is given for a loan of Seven Million Four Hundred Seventy-five Thousand Dollars ($7,475,000.00) and is secured by (i) the Michigan Mortgage; (ii) the Michigan Assignment; (iii) the other Loan Documents other than this Note; and
(iv) the Related Loan Documents other than the Related Notes. The Loan and the Related Loans are all secured by, and are entitled to the benefits of, the Michigan Mortgage, the Michigan Assignment, the other Loan Documents and the Related Loan Documents. It is the express intention of Borrower and Lender that the Loan and each of the Related Loans be, and they hereby are, cross-defaulted and cross-collateralized. Accordingly, a default under this Note or the other Loan Documents will constitute an event of default under the Related Loan Documents, and a default under any of the Related Loan Documents will constitute an event of default under this Note and the other Loan Documents. This Note shall be governed by and construed in accordance with the laws of the State of Michigan.

        WITNESS the execution and delivery hereof under seal on the day and year first above written.

                                       TANGER PROPERTIES LIMITED
                                       PARTNERSHIP

                                        By:    Tanger  Factory  Outlet  Centers,
                                                 Inc.,  Its Sole General Partner



      Attest:-----------------------                     By:--------------------
             Secretary/Assistant Secretary
             Attest and Witness                         Name: Stanley K. Tanger

                                                   Title: Chairman of the Board
                                                    and Chief Executive Officer



(Corporate Seal)

                                    GEORGIA PROMISSORY NOTE


 $11,775,000.00
                                                    ---------------------,1999

        1. DEBT AND PAYMENT. For Value Received, the undersigned, Tanger Properties Limited Partnership, a North Carolina limited partnership (the "Borrower") hereby promises to pay to the order of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (the "Lender"), a Massachusetts corporation, at its Home Office at John Hancock Place, Boston, Massachusetts 02117, or at such other place, or to such other party or parties, as the holder of this Note may from time to time designate in writing, the principal sum of Eleven Million Seven Hundred Seventy-five Thousand Dollars ($11,775,000.00) (the "Loan") with interest to be computed from the date of disbursement of the proceeds of the Loan at the rate of seven and seven-eighths percent (7.875%) per annum, payable on the first day of each and every month beginning May 1, 1999, upon all principal remaining from time to time unpaid; principal and interest to be paid in installments as follows: Eighty-nine Thousand Nine Hundred Eight and 48/100ths Dollars ($89,908.48) on May 1, 1999 and a like amount on the first day of each and every month thereafter through April 1, 2009 (the "Maturity Date"), inclusive; provided, however, that the amount of the final payment aforesaid shall be for the amount of principal and interest then remaining unpaid. If the Loan proceeds are not disbursed on the first day of a month, then interest only at the rate specified above from and including the date of disbursement of the Loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement. TIME IS OF THE ESSENCE of the provisions of this Note respecting all payments hereunder.

        The Loan is secured by the Georgia Deed to Secure Debt (the "Georgia Deed") and the Georgia Assignment of Leases and Rents (the "Georgia Assignment"), both of even date herewith. Also given in connection with the Loan is the Georgia Indemnification Agreement (the "Georgia Indemnification"), also of even date herewith. This Note, the Georgia Deed, the Georgia Assignment and the Georgia Indemnification are hereinafter referred to collectively as the "Loan Documents".

        Unless Lender elects otherwise, all sums received by Lender in payment under this Note shall be applied first to late charges, costs of collection or enforcement, expenditures by Lender pursuant to the Loan Documents and similar amounts, if any, due under this Note or under the other Loan Documents or the Related Loan Documents (as hereinafter defined), then to interest due and payable under this Note, and the remainder to principal due and payable under this Note.

        2. RELATED LOANS. The Loan evidenced and secured by the Loan Documents is made simultaneously with four other loans by Lender to Borrower, all evidenced by four (4) notes of even date herewith in the following amounts (the "Related Notes") and secured by first mortgages (or deeds of trust) on factory outlet centers at the following locations, which loans are hereinafter referred to collectively as the "Related Loans", the Related Notes and the other instruments evidencing and securing the Related Loans (other than the Loan Documents) being referred to collectively as the "Related Loan Documents":

   Location of Center                                 Amount of Loan

   San Marcos, Hays County, Texas                      $20,000,000.00
   West Branch, Ogemaw County, Michigan                  7,475,000.00
   Kittery, York County, Maine                           6,700,000.00
   Williamsburg, Iowa County, Iowa                      20,550,000.00

        3. PERMITTED PREPAYMENT. Except as provided below, Borrower may not prepay the principal balance of this Note in whole or in part.

        Borrower may, on any scheduled payment date on or after April 1, 2003, and subject to giving Lender not less than thirty (30) days nor more than ninety
(90) days prior written notice, prepay the entire unpaid principal amount of this Note together with any and all accrued interest and other sums due hereunder and under any of the other Loan Documents, subject to a prepayment premium described below and subject to and in accordance with the following terms and conditions:

        A. It shall be a pre-condition of any such prepayment: (i) that all of the Related Loans shall be prepaid in full in accordance with the terms of their respective Related Loan Documents simultaneously with the prepayment in full on the Loan, or (ii) if no uncured default exists under the Loan or under any of the Related Loans, that Lender shall, in its sole reasonable discretion, allow the Loan, either alone or together with one or more of the Related Loans, to be prepaid in full, provided (a) that the Related Loans which are not then being prepaid (hereinafter the "Remaining Related Loans") shall have a ratio of outstanding principal balance to value of the properties securing the Remaining Related Loans that, in the aggregate, is less than or equal to sixty percent (60%) (such loan to value ratio to be determined as hereinafter provided), and (b) that the aggregate net operating income ("Net Operating Income") from the properties securing the Remaining Related Loans shall equal or exceed 1.30 times the total debt service payable under the Remaining Related Loans and under any loans ("junior loans") secured by liens junior to those of the Remaining Related Loans (without any implication that junior loans are permitted under the Loan Documents or the Related Loan Documents) (such ratio is hereinafter referred to as "required debt service coverage" and shall be determined by Lender, in its sole discretion, as hereinafter provided).

        B. For purposes of the preceding paragraph, property values shall be determined, at Borrower's election, by one of the following methods: (i) by an appraisal performed by an appraiser mutually acceptable to Borrower and Lender with experience in the appraisal of retail shopping center properties and who is a Member of the Appraisal Institute, at Borrower's expense, (ii) by a totally arm's-length bona fide third party offer to purchase the property in question, subject to approval by Lender, or (iii) by capitalizing Net Operating Income at a nine and one-half percent

                (9.5%) capitalization rate. The Net Operating Income of such property is to be calculated by the following formula:

               (a) Annualized base rent determined from base rent actually received in the most recent three (3) month period under then existing leases;

               (b) Less customary non-reimbursed operating expenses at market rates then currently applicable to factory outlet centers;

               (c) Less a reserve equal to ten cents ($.10) times the number of gross leasable square feet of floor area of the buildings on the subject property.

               For purposes of determining whether the required debt service coverage test is satisfied by the Net Operating Income from the properties securing the Remaining Related Loans, the Net Operating Income of all remaining properties, determined in accordance with the foregoing formula, shall be divided by the annual debt service payable under the Remaining Related Loans (and any junior loans) secured by those properties.

        C. If the conditions set forth in this Section 3 are satisfied, the prepayment premium with respect to the Loan shall be equal to the greater of: (i) the positive amount, if any, equal to (a) the sum of the present values of all scheduled payments due under this Note from the date on which prepayment is to be made (the "Prepayment Date") to and including the maturity date of this Note, less (b) the principal balance of this Note immediately prior to ---- such prepayment; or (ii) an amount equal to one percent (1%) of the principal balance of this Note immediately prior to such prepayment. All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the maturity date of this Note, as established in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the Prepayment Date.

               Provided no default existing under any of the Loan Documents or Related Loan Documents, the prepayment premium shall not be applicable to a prepayment resulting from Lender's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

               No partial prepayment shall be allowed.

        The principal balance of this Note may be prepaid in full without premium during the last one hundred twenty (120) days of the term of this Note.

        4. INTEREST AFTER DEFAULT; ACCELERATION. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants or agreements of this Note, or of any of the other Loan Documents, or of any of the Related Loan Documents, including, without limitation, failure to make payment in full of all amounts due under this Note or any of the other Loan Documents or under any Related Loan Documents, by the Maturity Date, the undersigned further promises to pay, on each monthly payment date, additional interest on the principal balance of this Note then outstanding at the rate representing the difference between the aforesaid rate and twelve and seven-eighths percent (12.875%) per annum, provided that any additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default. Upon any default under this Note, the other Loan Documents, or the Related Loan Documents which shall continue uncured after the expiration of any applicable notice or cure period, the holder of this Note may apply payments received on any amounts due hereunder or under the terms of the Loan Documents or the Related Loan Documents as said holder may determine and, if the holder of this Note so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest and all other amounts due hereunder shall at once become due and payable.

        5. PAYMENT AFTER DEFAULT AND ACCELERATION. Borrower acknowledges that the Loan evidenced hereby was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term of the Loan. Therefore, whenever the maturity of the Loan has been accelerated by reason of a default under this Note, any of the other Loan Documents or the Related Loan Documents which has continued uncured beyond the expiration of any applicable notice or cure period, which default occurs prior to the time period, if any, in which prepayment is allowed, including an acceleration by reason of sale, conveyance, further encumbrance or other default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under this Note and the Loan Documents, a premium equal to the greater of:

        A.     The sum obtained by:

               (i) Multiplying the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of said payment) having the closest matching maturity date to the Maturity Date from the interest rate on this Note adjusted to its semi-annual equivalent rate (8.005%), times the number of scheduled monthly payments remaining in the term of this Note, divided by twelve; and

               (ii) Adding an amount equal to five percent (5%) of the then outstanding principal balance; or

        B. An amount equal to ten percent (10%) of the then
                      outstanding principal balance.


        In the event such default or acceleration occurs on or after the date on which prepayment is permitted under Section 3 of this Note and the preconditions to such prepayment set forth in Section 3(A) are satisfied, then in lieu of the above-described premium, payment of a premium calculated in the manner set forth in Section 3(C), shall be required. In the event the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Lender's reasonable determination, and used in calculating the premium hereunder.

        A tender of the amount necessary to satisfy the entire indebtedness evidenced hereby, paid at any time following such default or acceleration, including at a foreclosure sale, shall be deemed a voluntary prepayment, and, at Lender's option, such payment shall include a premium as described above.

        6. WAIVERS. The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, and notice of acceleration, and agrees to pay all costs of collection when incurred, including attorneys' and paralegals' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in every Loan Document. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of any of the undersigned not a party to such agreement. Notwithstanding any provision herein or in any Loan Document, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Georgia.

        7. LIMITATION ON LIABILITY. In any action brought to enforce the obligation of the parties executing the Loan Documents to pay the indebtedness or perform the other obligations evidenced or secured by the Loan Documents, the judgment or decree shall be enforceable against such parties only to the extent of their interests in the properties, rights, estates and interests covered by the Georgia Deed, the other Loan Documents and the Related Loan Documents (all such properties, rights, estates and interests are hereinafter referred to as the "Security"), and any such judgment shall not be subject to execution on, nor be a lien on, assets of such parties other than their interests in the Security. Notwithstanding the foregoing, Borrower shall be personally liable to Lender for: (i) fraud, intentional misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates;
(iii) any misapplication of security deposits, insurance proceeds, or condemnation awards or other sums of like nature to condemnation awards; (iv) liability under any environmental covenants, conditions and indemnity contained in the Loan Documents or Related Loan Documents and in any separate environmental indemnity agreement; (v) failure to pay real estate taxes or assessments, or failure to pay valid mechanic's liens; (vi) reasonable attorneys' fees, court costs and other expenses incurred by Lender if Lender prevails in any legal matter; and (vii) after a default which has continued uncured beyond the expiration of any applicable notice or cure period, misapplication of any rents and other payments, including, without limitation, both base and percentage rents, contributions of tenants and lease termination fees, received from tenants under space leases of the Security.

        8. SECURITY, CROSS-DEFAULT, CROSS-COLLATERALIZATION, GOVERNING LAW. This
Note is given for a loan of Eleven Million Seven Hundred Seventy-five Thousand Dollars ($11,775,000.00) and is secured by (i) the Georgia Deed; (ii) the Georgia Assignment; (iii) the other Loan Documents other than this Note; and
(iv) the Related Loan Documents other than the Related Notes. The Loan and the Related Loans are all secured by, and are entitled to the benefits of, the Georgia Deed, the Georgia Assignment, the other Loan Documents and the Related Loan Documents. It is the express intention of Borrower and Lender that the Loan and each of the Related Loans be, and they hereby are, cross-defaulted and cross-collateralized. Accordingly, a default under this Note or the other Loan Documents will constitute an event of default under the Related Loan Documents, and a default under any of the Related Loan Documents will constitute an event of default under this Note and the other Loan Documents. This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        WITNESS the execution and delivery hereof under seal on the day and year first above written.

                                       TANGER PROPERTIES LIMITED
                                       PARTNERSHIP

                                      By:    Tanger  Factory  Outlet  Centers,
                                               Inc.,  Its Sole General Partner



       Attest:---------------------                        By:------------------
              Secretary/Assistant Secretary
              Attest and Witness                         Name: Stanley K. Tanger

                                                  Title: Chairman of the Board
                                                   and Chief Executive Officer


(Corporate Seal)